Exhibit 10.6

November 28, 2011

Bob Miodunski

Dear Bob,

Further to my letter to you dated June 2nd, 2010, and as we have discussed, I would like to amend your employment as Indicated in your offer letter (attached) as follows:

•	You will continue as full-time President/Chief Executive Officer of AGS until your four (4) year anniversary with AGS and thereafter as mutually agreed upon.

•	You will continue as part-time Chairman of AGS until your six (6) year anniversary with AGS and thereafter as mutually agreed upon,

•	Your Phantom equity allocation will increase from 2% (or 200 units) to 4% (or 400 units).

This First Amendment shall be deemed to be an amendment to the offer of employment attached, and the offer of employment as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the offer of employment In any other document, instrument, agreement or writing shall hereafter be deemed to refer to the offer of employment as amended hereby. This First Amendment is limited as specified and shall not constitute a modification or waiver of any other provision of the Employment Agreement.

This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This First Amendment may be executed via facsimile or other electronic transmissions.

THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

AMERICAN GAMING SYSTEMS, LLC

By:	/s/ GRAHAM WEAVER
GRAHAM WEAVER INDIRECT SOLE MEMBER

ROBERT MIODUNSKI

/s/ ROBERT MIODUNSKI
ROBERT MIODUNSKI PRESIDENT/CEO